Exhibit 99.5

MONTHLY STATEMENT TO CERTIFICATEHOLDERS

SERIES 1996-C
CC MASTER CREDIT CARD TRUST II
(Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:	$2,565,112,351.55
Beginning of the Month Finance Charge Receivables:	$127,843,753.06
Beginning of the Month Discounted Receivables:	$0.00
Beginning of the Month Total Receivables:	$2,692,956,104.61

Removed Principal Receivables:	$0.00
Removed Finance Charge Receivables:	$0.00
Removed Total Receivables:	$0.00

Additional Principal Receivables:	$0.00
Additional Finance Charge Receivables:	$0.00
Additional Total Receivables:	$0.00

Discounted Receivables Generated this Period:	$0.00

End of the Month Principal Receivables:	$2,567,606,869.18
End of the Month Finance Charge Receivables:	$127,804,091.72
End of the Month Discounted Receivables:	$0.00
End of the Month Total Receivables:	$2,695,410,960.90

Special Funding Account Balance	$0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)	$888,600,000.00
End of the Month Transferor Amount	$1,679,006,869.18
End of the Month Transferor Percentage	65.39%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:

30-59 Days Delinquent	$60,566,499.34
60-89 Days Delinquent	$44,213,930.21
90+ Days Delinquent	$87,225,545.51

Total 30+ Days Delinquent	$192,005,975.06
Delinquent Percentage	7.12%

Defaulted Accounts During the Month	$16,005,714.61
Annualized Default Percentage	7.49%

Principal Collections	$265,373,653.81
Principal Payment Rate	10.35%

Total Payment Rate	11.18%

INVESTED AMOUNTS

Class A Initial Invested Amount	$184,500,000.00
Class B Initial Invested Amount	$19,125,000.00
Class C Initial Invested Amount	$21,375,000.00

INITIAL INVESTED AMOUNT	$225,000,000.00

Class A Invested Amount	$246,000,000.00
Class B Invested Amount	$25,500,000.00
Class C Invested Amount	$28,500,000.00

INVESTED AMOUNT	$300,000,000.00

Class A Adjusted Invested Amount	$246,000,000.00
Class B Adjusted Invested Amount	$25,500,000.00
Class C Adjusted Invested Amount	$28,500,000.00

ADJUSTED INVESTED AMOUNT	$300,000,000.00

PREFUNDED AMOUNT	$0.00

FLOATING ALLOCATION PERCENTAGE	11.70%
PRINCIPAL ALLOCATION PERCENTAGE	11.70%

Class A Principal Allocation Percentage	82.00%
Class B Principal Allocation Percentage	8.50%
Class C Principal Allocation Percentage	9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C	$31,036,494.77

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C	$4,135,440.26

MONTHLY SERVICING FEE	$375,000.00

INVESTOR DEFAULT AMOUNT	$1,871,931.41

CLASS A AVAILABLE FUNDS

CLASS A FLOATING ALLOCATION PERCENTAGE	82.00%

Class A Finance Charge Collections	$3,698,561.02
Other Amounts	$0.00

TOTAL CLASS A AVAILABLE FUNDS	$3,698,561.02
Class A Monthly Interest	$322,251.46
Class A Servicing Fee	$307,500.00
Class A Investor Default Amount	$1,534,983.76

TOTAL CLASS A EXCESS SPREAD	$1,533,825.80

CLASS A REQUIRED AMOUNT	$0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE	8.50%

Class B Finance Charge Collections	$383,387.45
Other Amounts	$0.00

TOTAL CLASS B AVAILABLE FUNDS	$383,387.45

Class B Monthly Interest	$38,564.32
Class B Servicing Fee	$31,875.00

TOTAL CLASS B EXCESS SPREAD	$312,948.13
CLASS B INVESTOR DEFAULT AMOUNT	$159,114.17
CLASS B REQUIRED AMOUNT	$159,114.17

CLASS C FLOATING ALLOCATION PERCENTAGE	9.50%

CLASS C MONTHLY SERVICING FEE	$35,625.00

EXCESS SPREAD

TOTAL EXCESS SPREAD	$2,239,640.75

Excess Spread Applied to Class A Required Amount	$0.00

Excess Spread Applied to Class A Investor Charge Offs	$0.00

Excess Spread Applied to Class B Required Amount	$159,114.17

Excess Spread Applied to Reductions of Class B Invested Amount	$0.00

Excess Spread Applied to Class C Required Amount	$235,046.24

Excess Spread Applied to Reductions of Class C Invested Amount	$0.00

Excess Spread Applied to Monthly Cash Collateral Fee	$62,500.00

Excess Spread Applied to Cash Collateral Account	$0.00

Excess Spread Applied to Spread Account	$0.00

Excess Spread Applied to Reserve Account	$1,500,000.00

Excess Spread Applied to other amounts owed to Cash Collateral Depositor	$0.00

Excess Spread Applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I	$282,980.34

EXCESS FINANCE CHARGE COLLECTIONS—GROUP I

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN GROUP I	$5,150,100.68

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1996-C	$0.00

Excess Finance Charge Collections applied to Class A Required Amount	$0.00

Excess Finance Charge Collections applied to Class A Investor Charge Offs	$0.00

Excess Finance Charge Collections applied to Class B Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class B Invested Amount	$0.00

Excess Finance Charge Collections applied to Class C Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class C Invested Amount	$0.00

Excess Finance Charge Collections applied to Monthly Cash Collateral Fee	$0.00

Excess Finance Charge Collections applied to other amounts owed Cash Collateral Depositor	$0.00

Excess Finance Charge Collections applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

YIELD AND BASE RATE

Base Rate (Current Month)	3.62%
Base Rate (Prior Month)	4.04%
Base Rate (Two Months Ago)	4.06%

THREE MONTH AVERAGE BASE RATE	3.91%

Portfolio Yield (Current Month)	10.55%
Portfolio Yield (Prior Month)	12.29%
Portfolio Yield (Two Months Ago)	11.52%

THREE MONTH AVERAGE PORTFOLIO YIELD	11.45%

PRINCIPAL COLLECTIONS

TOTAL PRINCIPAL COLLECTIONS	$31,036,494.77

INVESTOR DEFAULT AMOUNT	$1,871,931.41

REALLOCATED PRINCIPAL COLLECTIONS
Allocable to Class C Interests	$0.00
Allocable to Class B Certificates	$0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES	$0.00

CLASS A SCHEDULED ACCUMULATION—
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00

CONTROLLED DEPOSIT AMOUNT	$0.00

CLASS B SCHEDULED ACCUMULATION—
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00

CONTROLLED DEPOSIT AMOUNT	$0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING	$32,908,426.18

INVESTOR CHARGE OFFS

CLASS A INVESTOR CHARGE OFFS	$0.00
CLASS B INVESTOR CHARGE OFFS	$0.00
CLASS C INVESTOR CHARGE OFFS	$0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED	$0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED	$0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED	$0.00

CASH COLLATERAL ACCOUNT
Required Cash Collateral Amount	$9,000,000.00
Available Cash Collateral Amount	$9,000,000.00

TOTAL DRAW AMOUNT	$0.00
CASH COLLATERAL ACCOUNT SURPLUS	$0.00

Bank One, Delaware, National Association (Formerly First USA Bank, National Association) as Servicer

By:	/S/ MICHAEL J. GRUBB
Michael J. Grubb First Vice President